System1, Inc. Unaudited Statements of Operations (in thousands) QTD QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD 31-Mar-26 31-Dec-25 30-Sep-25 30-Jun-25 31-Mar-25 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 31-Dec-25 30-Sep-25 30-Jun-25 31-Dec-24 30-Sep-24 30-Jun-24 Revenue 37,234 51,940 61,561 78,116 74,513 75,594 88,832 94,581 84,917 266,129 214,189 152,628 343,925 268,330 179,498 Operating cost and expenses: Cost of revenues 13,860 30,626 38,818 50,213 46,077 43,777 63,999 68,507 66,319 165,734 135,108 96,290 242,602 198,825 134,826 Salaries, commissions, and benefits 20,800 20,108 21,354 26,297 24,988 25,915 29,177 33,937 24,483 92,747 72,639 51,285 113,512 87,597 58,420 Selling, general, and administrative 16,789 18,651 16,953 17,510 16,574 17,806 17,472 21,223 19,911 69,688 51,038 34,085 76,411 58,606 41,134 Impairment of goodwill 36,822 - - - - - - - - - - - - - - Total operating costs and expenses 88,271 69,385 77,125 94,020 87,639 87,498 110,648 123,667 110,712 328,169 258,785 181,659 432,525 345,028 234,379 Operating income (51,037) (17,445) (15,565) (15,904) (13,127) (11,903) (21,816) (29,086) (25,795) (62,040) (44,596) (29,031) (88,601) (76,698) (54,881) Loss (gain) on fair value of warrants - (304) (71) 68 32 (915) 281 (1,501) (251) (275) 29 100 (2,386) (1,471) (1,752) Loss on extinguishment of related-party debt - - - - - - - (433) (19,676) - - - (20,109) (20,109) (20,109) Realized tax benefit - (5,253) (5,253) - - - - - Interest expense 6,628 6,304 7,052 7,116 7,085 7,764 7,957 7,871 7,970 27,557 21,253 14,201 31,562 23,799 15,841 Income (loss) from continuing operations before income tax (57,666) (18,191) (22,547) (23,087) (20,244) (18,752) (30,054) (35,023) (13,839) (84,069) (65,878) (43,331) (97,668) (78,916) (48,862) Income tax expense (75) (398) (543) (1,547) (387) (729) 585 (178) (48) (2,875) (2,477) (1,934) (370) 359 (226) Net income (loss) from continuing operations (57,591) (17,793) (22,004) (21,540) (19,857) (18,023) (30,639) (34,845) (13,791) (81,193) (63,400) (41,397) (97,298) (79,275) (48,636) Net Income (Loss) Attributable to Noncontrolling Interest (10,524) (4,309) (3,487) (4,079) (3,973) (3,862) (7,037) (8,472) (3,254) (15,848) (11,539) (8,052) (22,625) (18,763) (11,726) Net income (47,067) (13,484) (18,517) (17,461) (15,884) (14,161) (23,602) (26,373) (10,537) (65,345) (51,861) (33,345) (74,673) (60,512) (36,910) Deprecation and amortization expense in Cost of revenues and Selling, general, and administrative: Cost of Revenues - D&A 4,909 13,557 13,343 13,091 13,050 12,884 12,828 12,709 12,620 53,041 39,484 26,141 51,041 38,157 25,329 SG&A - D&A 7,237 7,473 7,446 7,475 7,427 7,348 7,300 7,234 7,183 29,821 22,348 14,902 29,065 21,717 14,418 Total Depreciation & Amortization 12,146 21,030 20,789 20,566 20,477 20,232 20,128 19,943 19,804 82,862 61,832 41,042 80,107 59,875 39,747

System1, Inc Non-GAAP Financials (in thousands) QTD QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD 31-Mar-26 31-Dec-25 30-Sep-25 30-Jun-25 31-Mar-25 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 31-Dec-25 30-Sep-25 30-Jun-25 31-Dec-24 30-Sep-24 30-Jun-24 Net income (loss) from continuing operations (57,591)$ (17,793)$ (22,004)$ (21,540)$ (19,857)$ (18,023)$ (30,639)$ (34,845)$ (13,791)$ (81,193)$ (63,401)$ (41,397)$ (97,298)$ (79,275)$ (48,636)$ Income tax expense (75) (398) (543) (1,547) (387) (729) 585 (178) (48) (2,875) (2,477) (1,934) (370) 359 (226) Interest expense 6,628 6,304 7,052 7,116 7,085 7,764 7,957 7,871 7,970 27,557 21,253 14,201 31,562 23,799 15,841 Depreciation & amortization 12,146 21,030 20,789 20,566 20,477 20,232 20,128 19,943 19,804 82,862 61,832 41,042 80,107 59,875 39,747 Impairment of goodwill 36,822 - - - - - - - - Other income/expense (1) (196) 86 (209) 246 (39) (111) 127 (36) (97) 84 (2) 207 (117) (6) (133) Stock-based compensation and distributions to Members (2) 1,264 1,286 2,833 4,542 2,651 4,567 3,783 3,442 3,971 11,312 10,025 7,193 15,763 11,197 7,413 Revaluation of non-cash warrant liability - (304) (71) 68 32 (915) 281 (1,501) (251) (275) 29 100 (2,386) (1,471) (1,752) Loss on Extinguishment of related-party debt - - - - - - - (433) (19,676) - - - (20,109) (20,109) (20,109) Realized tax receivable agreement - (5,253) - - - - - - - (5,253) - - - - - Costs related to acquisitions/business combinations 225 1,384 955 715 1,034 3,028 7,441 11,854 2,244 4,087 2,704 1,749 24,567 21,539 14,098 Other costs, including restructuring and legal settlements 3,492 1,828 1,079 1,557 1,091 2,067 683 3,810 297 5,554 3,727 2,648 6,857 4,790 4,107 Adjusted EBITDA 2,716$ 8,170$ 9,882$ 11,722$ 12,085$ 17,880$ 10,346$ 9,927$ 423$ 41,859$ 33,689$ 23,807$ 38,577$ 20,697$ 10,350$ (1) Non-cash adjustments related to foreign exchange and asset disposals (2) Comprised of distributions to equity holders and non-cash stock-based compensation

Non-Financial Metrcis (In thousands except ratios) QTD QTD QTD QTD QTD QTD QTD QTD QTD QTD YTD YTD YTD YTD YTD YTD 31-Mar-26 31-Dec-25 30-Sep-25 30-Jun-25 31-Mar-25 31-Dec-24 30-Sep-24 30-Jun-24 31-Mar-24 31-Dec-23 31-Dec-25 30-Sep-25 30-Jun-25 31-Dec-24 30-Sep-24 30-Jun-24 Marketing Marketing Revenue 18,391$ 27,432$ 39,064$ 54,143$ 52,250$ 48,520$ 68,083$ 76,654$ 70,131$ 79,204$ 172,889$ 145,457$ 106,392$ 263,388$ 214,868$ 146,785$ Owned & Operated Marketing Revenue 6,836$ 17,167$ 25,730$ 36,314$ 35,658$ 37,631$ 50,049$ 59,470$ 54,243$ 62,506$ 114,869$ 97,702$ 71,972$ 201,393$ 163,762$ 113,713$ Partner Marketing Revenue 11,555$ 10,265$ 13,334$ 17,828$ 16,592$ 10,889$ 18,035$ 17,184$ 15,888$ 16,698$ 58,019$ 47,754$ 34,420$ 61,995$ 51,106$ 33,072$ Active Marketing Partners (1) 56 70 108 133 149 179 165 164 146 149 125 144 156 164 157 157 Revenue per Active Marketing Partner (2) 206$ 147$ 123$ 134$ 111$ 61$ 109$ 105$ 109$ 112$ 466$ 333$ 221$ 378$ 326$ 211$ Products Revenue 18,843$ 24,508$ 22,496$ 23,973$ 22,263$ 27,074$ 20,749$ 17,927$ 14,787$ 16,916$ 93,241$ 68,732$ 46,236$ 80,536$ 53,462$ 32,713$ Sessions (3) 653,681 590,316 584,651 522,452 475,741 520,015 473,428 464,929 435,850 405,872 2,173,160 1,582,844 998,193 1,894,221 1,374,206 900,779 RPS (4) $0.03 $0.04 $0.04 $0.05 $0.05 $0.05 $0.04 $0.04 $0.03 $0.04 $0.04 $0.04 $0.05 $0.04 $0.04 $0.04 (1) Active Marketing Partners are partners who monetize user traffic on our platform and generate at least $5,000 in revenue per quarter. Averages are used for YTD metrics (2) Revenue per Active Marketing Partner is Revenue from Marketing Partners divided by Active Marketing Partners. (3) Sessions are the total number of monetizable user visits to Products websites (4) RPS is Revenue divided by Sessions